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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of FLEETWOOD CREDIT RECEIVABLES CORP., a California corporation (the "Company"), do hereby make, constitute and appoint Roy A. Guthrie, Timothy M. Hayes, Marvin T. Runyon, III and Chester D. Longenecker, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-1 relating to which this power of attorney is filed as an exhibit, and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, if any, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, each of the undersigned has subscribed his or her name, this 12th day of August, 1996.

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
               /s/ DOY B. HENLEY                                   /s/ ROY A. GUTHRIE
------------------------------------------------    ------------------------------------------------
              Name: Doy B. Henley                                 Name: Roy A. Guthrie
                Title:  Director                       Title:  Executive Vice President and Chief
                                                                       Financial Officer

             /s/ HAROLD D. MARSHALL                              /s/ DENNIS J. MANDICK
------------------------------------------------    ------------------------------------------------
            Name: Harold D. Marshall                               Dennis J. Mandick
         Title:  Director and President                     Title: Executive Vice President
         (Principal Executive Officer)                               and Controller
                                                             (Principal Accounting Officer)

              /s/ JAMES W. PARKER
------------------------------------------------
             Name: James W. Parker
                Title:  Director

            /s/ LAWRENCE F. PITTROFF
------------------------------------------------
           Name: Lawrence F. Pittroff
   Title:  Director and Senior Vice President
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